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                                  EXHIBIT 23.1
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                             CONSENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS




Voice Control Systems, Inc.
Dallas, Texas

We hereby consent to the incorporation by reference into the Prospectus constituting a part of this Registration Statement of our report dated February 2, 1995, relating to the financial statements of Voice Control Systems, Inc. appearing in the Company's Annual Report on Form 10-KSB dated March 15, 1995.

We also consent to the reference to us under the caption "Experts" in the Prospectus.




                                      /s/ BDO Seidman, LLP


Dallas, Texas

October 12, 1995